Exhibit 99.1

FFCL

KIRK B. LENHARD, ESQ.

Nevada Bar #1437

TAMARA BEATTY PETERSON, ESQ.

Nevada Bar #5218

JONES VARGAS

3773 Howard Hughes Parkway

Third Floor South

Las Vegas, Nevada 89109

Telephone (702) 862-3300

Facsimile (702) 737-7705

ATTORNEYS FOR DEFENDANTS/

COUNTERCLAIMANTS

DISTRICT COURT

CLARK COUNTY, NEVADA

YEHIA AWADA, an individual; and

GAMING ENTERTAINMENT, INC., a

Nevada corporation,

Plaintiffs,

v.

SHUFFLE MASTER, INC., a Minnesota

corporation; MARK YOSELOFF, an

individual; DOES I through V; and ROE

CORPORATIONS VI through X,

Defendants.

CASE NO. A456205 DEPT. V FINDINGS OF FACT / CONCLUSIONS OF LAW

AND RELATED COUNTERCLAIMS.	Trial Date: April 25, 2005 Time: 10:00 a.m.

Defendants, Shuffle Master, Inc., and Mark Yoseloff, through their attorneys, Jones Vargas, submit the following findings of fact and conclusions of law as to the trial of Defendants’ claim for Rescission:

1. Shuffle Master, Inc. (“Shuffle Master”) is a company that manufactures and distributes shufflers and table games. Mark Yoseloff (“Yoseloff”) is the Chief Executive Officer of Shuffle Master.

2. Yehia Awada (“Awada”) is a game developer, and his company is Gaming Entertainment Inc. (“GEI”).

3. The gaming industry is a highly competitive industry.

4. In December 1999, Yehia Awada (“Awada”) approached Shuffle Master with a game he had developed called 3 Way Action.

5. Prior to meeting with Shuffle Master, Awada had approached other companies, including Mikohn Gaming (“Mikohn”), to negotiate a license arrangement for his game, 3 Way Action. At the time of meeting with Shuffle Master, Awada had received an offer from Mikohn.

6. On 12/28/99, Awada, both individually and on behalf of GEI, entered into a Game Option Agreement [Exhibit E] with Shuffle Master.

7. Yoseloff signed the agreement in his capacity as the Executive Vice President of Shuffle Master and was not himself a party to the Game Option Agreement.

8. The Game Option Agreement required Shuffle Master to enter into an employment contract with Awada for an initial period of six (6) months, expiring on July 3, 2000. Shuffle Master retained sole discretion to extend Awada’s employment thereafter.

9. The Game Option Agreement granted Shuffle Master the option to acquire from Awada and GEI all rights to three casino games, including the game known as 3 Way Action, and all variations thereof.

a. Under the Game Option Agreement, Plaintiffs represented and warranted that they were the sole owners of 3 Way Action and all associated intellectual property rights, free and clear of any claims by third parties.

b. Under the Game Option Agreement, Plaintiffs represented and warranted that they had full and complete authority to transfer all rights, title and interest in 3 Way Action.

c. Under the Game Option Agreement, Plaintiffs represented and warranted that if Shuffle Master exercised its option, that Plaintiffs would license all rights, including intellectual property rights, to 3 Way Action.

d. Under the Game Option Agreement, the terms “all rights” and “intellectual property rights” included the name 3 Way Action.

e. Under the Game Option Agreement, Plaintiffs further represented and warranted that they were the sole owners of the game Super Nines, and all other associated intellectual property rights, save and except that Lawrence Gamble had a five (5) percent ownership interest in Super Nines.

THE IGT INTEREST AND PLAINTIFFS’ REPRESENTATIONS AT THE TIME OF

ENTERING THE GAME OPTION AGREEMENT

10. Prior to executing the Game Option Agreement, Plaintiffs had licensed to IGT a video poker game known as 3 Way Action. The video game was a different game than the table game 3 Way Action. However, the name of the video game was the same name as the game Shuffle Master thought it acquired.

11. Plaintiffs failed to disclose the IGT license interest to Shuffle Master prior to the execution of the Game Option Agreement.

a. Yoseloff testified that Plaintiffs did not disclose the existence of a license to IGT before the execution of the Game Option Agreement, and that he never had the opportunity to review an agreement between Awada and IGT. Yoseloff’s account is credible.

b. Dunn testified that he was not aware of the existence of a license agreement until he was made aware of a trademark held by IGT for a game known as 3 Way Action, sometime in March or April of 2000. Dunn testified that Yoseloff and other management employees of the company were surprised to hear that a trademark was held by IGT for a game known as 3 Way Action. Dunn’s account is credible.

c. Barry testified that Plaintiffs did not disclose the existence of a license to IGT before the execution of the Game Option Agreement, and that he never had the opportunity to review an agreement between Awada and IGT. Barry’s account is credible.

d. Lahti testified that he did not learn about the license to IGT until some point after the Game Option Agreement was signed, although he could not recall the timeframe. Lahti did not recall whether Awada represented that he actually signed an agreement with IGT prior to the execution of the Game Option Agreement. Lahti’s account is credible.

e. Lahti’s notes and dictated deal points lead to the inference that Awada did not disclose the name of the game under contract with IGT.

1. Lahti testified that based upon a review of his notes that referred to “DP Stud”, “Mikohn”, and “IGT video game”, [Exhibit B] that he believed that Awada explained that he was in discussions with other companies. Importantly, the notes do not identify the name of the “IGT video game”.

2. Lahti testified that based upon a review of two draft versions of dictated deal points [Exhibits C and D], that he believed Awada explained that he had a contract with IGT. Importantly, the draft version of Exhibit C leaves blank the name of the “IGT video game”, which leads to the inference that Lahti never knew the name of the IGT video game. In addition, the draft version of Exhibit D only identifies a “three wager (stud, draw, and 7-card stud) video poker game presently under contract”, which is a different game than the table game 3 Way Action. This leads to the inference that Lahti never had reason to believe that the game under contract with IGT had anything to do with the table game 3 Way Action or the name 3 Way Action.

f. Awada testified that in meetings with Shuffle Master prior to the execution of the Game Option Agreement, he disclosed that he had an agreement with IGT, that he gave IGT the name of the game, and that he offered to allow Yoseloff, in the presence of Barry, to review the agreement with IGT, which Awada happened to have in his briefcase. Awada further testified that Yoseloff read the IGT agreement in his presence and that Yoseloff represented to Awada that the contents of the IGT agreement were of no importance for the purposes of the Game Option Agreement. Taking into consideration Yoseloff’s years of experience in the gaming industry, Barry’s profession, and Yoseloff’s and Barry’s credibility, Awada’s account is not credible. Indeed, if Yoseloff had actually held a copy of the IGT agreement in his hands, someone at Shuffle Master would have made a copy of the agreement and would have inquired of IGT as to the nature of the interest.

12. Shuffle Master became aware of the IGT game known as 3 Way Action as early as late January or early February 2000.

a. Dunn testified that he was not made aware of a game known as 3 Way Action until March or April 2000 when a trademark search revealed that IGT had a trademark for its video game 3 Way Action.

b. Barry testified that he was not made aware of a game known as 3 Way Action until March 2000 when he saw an article in a gaming magazine.

c. A monthly internal marketing report identified a video game under contract with IGT known as 3 Way Action. This report was issued sometime after January 26, 2000.

13. IGT had a trademark for its video game 3 Way Action. The IGT game known as 3 Way Action was a video version of a game different than the table game known as 3 Way Action.

14. IGT did not object to Shuffle Master’s use of the name 3 Way Action for its table game.

15. The failure of IGT to object to Shuffle Master’s use of the name 3 Way Action does not operate as a waiver of Shuffle Master’s rights to the name 3 Way Action under the Game Option Agreement.

a. Upon learning of the IGT interest, Shuffle Master took action with IGT to resolve the conflict. Dunn testified that he was concerned that Shuffle Master’s use of the table game was in conflict with IGT’s trademark. Dunn further testified that he met with Robert Bittman of IGT in order to resolve the conflict, and did resolve the conflict with IGT so that IGT would allow Shuffle Master to continue to use the name 3 Way Action with its table game.

b. The actions in resolving the conflict with IGT did not operate as a waiver of Shuffle Master’s rights to the name 3 Way Action under the Game Option Agreement.

16. Plaintiffs’ representations and warranties under the Game Option Agreement were false and material.

a. Plaintiffs expressly represented in the Game Option Agreement that they were the sole owners of 3 Way Action and all intellectual property free and clear, yet Awada admitted that he had already licensed to IGT the name 3 Way Action prior to entering into the Game Option Agreement.

b. The Game Option Agreement carved out an exception for rights to the game Super Nines, but did not carve out an exception for the IGT interest.

c. If Shuffle Master knew of Plaintiffs’ relationship with IGT in December 1999, Shuffle Master would have acted upon that information to the degree that they acted upon it in March 2000.

17. Plaintiffs knew that the representations and warranties were false.

18. Plaintiffs intentionally made those false representations in an effort to induce Shuffle Master to enter into the Game Option Agreement.

a. Yoseloff testified that he believed that Shuffle Master was acquiring all rights, including all intellectual property rights to the name 3 Way Action.

b. Yoseloff testified that the name was important to the acquisition of all rights.

19. Shuffle Master relied upon the representations and warranties under the Game Option Agreement.

20. Plaintiffs’ assertion that the misrepresentations were only a part of the Game Option Agreement is of no import. Indeed, the Nevada Supreme Court states that “[t]otal reliance upon a misrepresentation is not required to entitle a party to rescission.” Instead, [i]t is enough that the misrepresentation is part of the inducement to enter into the transaction. Pacific Maxon, Inc. v. Wilson, 96 Nev. 867, 619 P.2d 816 (1980).

21. Defendants have established by clear and convincing evidence that Plaintiffs fraudulently induced Shuffle Master into executing the Game Option Agreement and on this ground alone are entitled to the remedy of rescission in this case.

THE OPTION EXERCISE PERIOD AND PLAINTIFFS’ MATERIAL FAILURE TO

PERFORM THEIR OBLIGATIONS

22. Under the Game Option Agreement, Shuffle Master could exercise its option to acquire all of the rights to 3 Way Action during the thirty (30) day period between July 1, 2000 and July 31, 2000.

23. The Game Option Agreement required that a separate license agreement be executed by the parties.

24. Awada was provided a copy of a draft license agreement in July 2000.

a. Barry testified that he drafted the letter dated July 7, 2000 [Exhibit N] wherein Shuffle Master stated that it intended to exercise the option.

b. Dunn testified that in July 2000, Yoseloff and Dunn, on behalf of Shuffle Master, met with Awada, in his individual capacity and on behalf of GEI, to discuss exercising the option. Dunn testified that there were several meetings in July 2000. Dunn testified that at one of the meetings in late July 2000, Yoseloff, on behalf of Shuffle Master, gave Awada a license agreement and told Awada that Shuffle Master was prepared to issue a check for the sum identified in the Game Option Agreement.

c. Both Yoseloff and Dunn testified that at all of the meetings in July 2000, Yoseloff, on behalf of Shuffle Master, told Awada that Shuffle Master intended to exercise the option. Yoseloff’s and Dunn’s testimony corroborates each other and is credible.

25. The time to extend the option was extended until August 15, 2000.

a. In July 2000, Awada represented to Shuffle Master that he was unable to execute the license agreement since he needed his counsel to review the license agreement first.

b. Awada and Shuffle Master agreed in late July to extend the time for finalizing the license agreement and for Shuffle Master to exercise the option until August 15, 2000, in order that Awada’s counsel could review the license agreement.

c. Yoseloff sent Awada a letter dated July 28, 2000 [Exhibit O], confirming the agreement between Awada and Shuffle Master to extend the time for finalizing the license agreement and for Shuffle Master to exercise the option until August 15, 2000, in order that Awada’s counsel could review the license agreement.

26. Awada reneged on his agreement to extend the time to exercise the option.

a. By letter dated August 1, 2000 [Exhibit P], Awada informed Shuffle Master that he had received the July 28, 2000 letter.

b. In the August 1 letter, Awada informed Shuffle Master that it had not exercised the option under the terms and conditions of the Game Option Agreement.

c. In the August 1 letter, Awada further informed Shuffle Master that he did not extend the time to exercise the option and that Shuffle Master had no entitlement to the game or its revenues.

27. Both Awada and Plaintiffs’ representative and agent Monier Rahall (“Rahall”) met with Mark Yoseloff and Tom Barry on behalf of Shuffle Master on August 7, 2000 at the Shuffle Master offices (the “August 7 Meeting”).

28. At the August 7 Meeting, Awada, through his representative Rahall, attempted to negotiate with Shuffle Master an entirely new agreement, one that was materially different than the license agreement contemplated by the Game Option Agreement.

a. Rahall assumed primary responsibility for representing Plaintiffs’ interests in discussions with Shuffle Master.

b. Rahall told Yoseloff and Barry that the original Game Option Agreement took advantage of Awada and was unreasonable.

c. Rahall accused Shuffle Master of bad faith in dealing with Awada.

d. The August 7 Meeting ended with Yoseloff demanding that Rahall and Awada leave the office.

29. A follow-up meeting to discuss the terms of the license agreement was held in October 2000 at the Rio Hotel and Casino (the “Rio Meeting”).

30. Awada was not present at the Rio Meeting, but was represented by Plaintiffs’ agent Rahall and by Plaintiffs’ attorney Roy Henning. Barry and Lahti were present on behalf of Shuffle Master at the Rio Meeting.

31. Rahall was authorized to speak on behalf of Awada at the Rio Meeting.

a. Awada testified that he authorized Rahall to represent Plaintiffs’ interests.

b. At the Rio Meeting, Rahall informed Barry and Lahti that Awada was in the adjoining room, but did not wish to participate in the contract negotiations.

c. Awada, by his conduct and actions at the August 7 Meeting, had authorized Rahall to speak on behalf of Plaintiffs at the Rio Meeting.

32. At the Rio Meeting, Rahall admitted on behalf of Plaintiffs that Plaintiffs’ actions and representations as to Henning’s unavailability during the Option Exercise Period and as to the denial that Shuffle Master had an extension of time to exercise the option were made solely “for leverage” in negotiating a new agreement with Shuffle Master.

a. Lahti testified that at the Rio Meeting, Rahall again demanded that Shuffle Master enter into a new agreement with Plaintiffs.

b. Lahti responded to Rahall’s demand by reiterating Shuffle Master’s position that the parties had agreed to extend the Option Exercise Period and that Shuffle Master still had rights under the Game Option Agreement. Lahti further testified that he told Rahall that Awada made misrepresentations concerning Henning’s unavailability during the Option Exercise Period.

c. Lahti testified that in response to his comments to Rahall at the Rio Meeting, that Rahall stated that Awada’s representations were made solely “for leverage” and that Plaintiffs were interested in moving forward with Shuffle Master on the basis of a new agreement. Lahti’s testimony is corroborated by Barry’s testimony, is credible, and is unrefuted.

33. The actions of Plaintiffs and their agent Rahall demonstrate that Plaintiffs never had any intention of conveying to Shuffle Master an exclusive license to 3 Way Action as required under the Game Option Agreement. Plaintiffs sought additional monies for the interest to the game than the amount that was originally agreed upon and for that reason did not fulfill their obligations under the Game Option Agreement.

34. Indeed, upon learning of Shuffle Master’s intention to exercise the option, Plaintiffs materially failed to perform their obligations under the Game Option Agreement. This breach was so substantial, material and fundamental as to defeat the very essence of the contract, since as Yoseloff testified, Shuffle Master would not have entered into the Game Option Agreement without the option to purchase all rights to the game 3 Way Action.

35. The actions of Shuffle Master in developing the game Triple Shot do not operate as a defense to Shuffle Master’s claim for rescission.

36. Defendants have established by a preponderance of the evidence that Plaintiffs materially failed to perform their obligations under the contract and on this ground alone are entitled to the remedy of rescission in this case.

37. The Game Option Agreement is rescinded and/or void.

Dated: May 18, 2005.

/s/ Jackie Glass
DISTRICT COURT JUDGE

Submitted By:

JONES VARGAS

By:	/s/ Tamara Beatty Peterson
KIRK B. LENHARD, ESQ.
Nevada Bar No. 001437
TAMARA BEATTY PETERSON, ESQ.
Nevada Bar No. 005218
3773 Howard Hughes Parkway
Third Floor South
Las Vegas, Nevada 89109
Attorneys for Defendants/Counterclaimants